UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Ondas Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation	(Commission File Number	(IRS Employer Identification No.)

411 Waverly Oaks Road, Suite 115, Waltham, MA 02452
(Address of principal executive offices) (Zip Code)

(888) 350-9994

Registrant’s telephone number, including area code:

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ONDS	The Nasdaq Stock Market LLC, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.

On June 9, 2023, the Board of Directors of Ondas Holdings Inc. (the “Company”) appointed Eric Brock, the Company’s Chairman and Chief Executive Officer, President of the Company, effective June 9, 2023. Mr. Brock will continue to serve as Chairman and Chief Executive of the Company.

Biographical information for Mr. Brock is set forth in Part III, Item 10 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on March 14, 2023 (the “Annual Report”), and incorporated herein by reference. Related party transactions information between the Company and Mr. Brock which would require disclosure under Item 404 of Regulation S-K is set forth in Part III Item 13 of the Annual Report and incorporated herein by reference.

On June 8, 2023, Reese Mozer resigned from his role as President of the Company, effective June 8, 2023.

In connection with Mr. Mozer’s resignation, the Company and Mr. Mozer have entered into a Separation and General Release Agreement, dated June 8, 2023 (the “Release Agreement”). Pursuant to the Release Agreement, among other things, the Company waived and agreed not to enforce the non-competition covenant contained in the Employment, Non-Competition, Confidential Information and Intellectual Property Assignment Agreement, dated August 5, 2021, to the extent it restricts Mr. Mozer from engaging in the long range cargo drones business and permitted the vesting of 275,000 of the remaining 550,000 unvested restricted stock units held by Mr. Mozer pursuant to the Restricted Stock Unit Agreement, dated August 5, 2021, and includes a general release of claims by Mr. Mozer and a limited release of claims by the Company.

The foregoing description of the Release Agreement is qualified in its entirety by reference to the full text of the Release Agreement, attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation and General Release Agreement, dated June 8, 2023, between Ondas Holdings Inc. and Reese Mozer.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2023	ONDAS HOLDINGS INC.

	By:	/s/ Eric Brock
Eric A. Brock
Chief Executive Officer

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